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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) March 4, 1999



                   ContiMortgage Home Equity Loan Trust 1999-1
             (Exact name of registrant as specified in its charter)



           New York                       333-61863          Application Pending
(State or other jurisdiction             (Commission             (IRS Employer
       of incorporation)                 File Number)              ID Number)



3811 West Charleston Boulevard, Suite 104, Las Vegas, Nevada             89102
         (Address of principal executive offices)                     (Zip Code)

Registrant's Telephone Number,
including area code:                                              (702) 822-5836



                                       N/A
          (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

         ContiSecurities Asset Funding Corp. registered issuance of up to $9,000,000,000 principal amount of Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1993, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-61863) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ContiMortgage Home Equity Loan Trust 1999-1 (the "Registrant" or the "Trust") issued $650,000,000 in aggregate principal amount of its Home Equity Pass-Through Certificates, Series 1999-1, Class A and Class B (the "Offered Certificates"), on March 4, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Certificates, the forms of which were filed as Exhibits to the Registration Statement.

         Certain certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.2, dated as of February 1, 1999, among ContiSecurities Asset Funding Corp., as the Depositor, (the "Depositor"), ContiMortgage Corporation, as the Company, (the "Company"), as Seller and Servicer (the "Servicer") and Manufacturers and Traders Trust Company, in its capacity as Trustee (the "Trustee"). The certificates issued pursuant to the Pooling and Servicing Agreement consist of the following classes: the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8 and Class A-9IO (the "Class A Certificates"), the Class B Certificates (the "Class B Certificates"), the Class C Certificates (the "Class C Certificates"), the Class R Certificates (the "Class R Certificates"), the Class R-I Certificates (the "Class R-I Certificates"), the Class R-II Certificates (the "Class R-II Certificates" and together with the Class A Certificates, the Class B Certificates, the Class C Certificates, the Class R Certificates and Class R-I Certificates, the "Certificates"). The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

         The assets of the Trust initially include two pools of closed-end home equity loans (the "Home Equity Loans") secured by mortgages or deeds of trust primarily on one-to-four family residential properties. Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof (or, in the case of the Class A-9IO Certificates, the Notional Principal Amount) thereof and the applicable Pass-Through Rate thereof. The Pass-Through Rates for the Class A Certificates as defined in the Pooling and Servicing Agreement are as follows: Class A-1, 6.01%, Class A-2, 6.00%; Class A-3, 6.17%; Class A-4, 6.30%; Class A-5, 6.37%; Class A-6, 6.85%; Class A-7, 6.47% and Class
A-9IO, 7.00%. The Pass-Through Rate for the Class A-8 Certificates is at a variable rate as defined in the Pooling and Servicing Agreement. The Pass-Through Rate for the Class B Certificates is 8.50%. The Class A Certificates have initial aggregate principal amounts as follows: Class A-1; $164,250,000; Class A-2; $96,940,000; Class A-3; $53,259,000; Class A-4;
$29,905,000; Class A-5; $31,401,000; Class A-6; $53,245,000; Class A-7;
$34,125,000; and Class A-8; $154,375,000. The Class A-9IO Certificates are interest only and have no Certificate Principal Balance. The


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Class B Certificates have initial aggregate principal amounts as follows: Class
B; $32,500,000.

         As of the Cut-Off Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated September 17, 1998 and the Prospectus Supplement (the "Prospectus Supplement") dated February 24, 1999 filed pursuant to Rule 424(b)(5) of the Act on March 2, 1999.

         The Offered Certificates (the "Offered Certificates") as defined in the Prospectus Supplement, are as follows: Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9IO and the Class B Certificates.

Item 5. Other Events.

         On November 1, 1998, the ContiMortgage Home Equity Loan Trust 1999-1 entered into a Subservicing Agreement attached hereto as Exhibit 99.1 and an Addendum Number 1 to Subservicing Agreement attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

                  4.1 Underwriting Agreement dated as of February 24, 1999 among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as a seller and servicer, ContiWest Corporation, as a seller and Bear, Stearns & Co. Inc., as representative of the several underwriters.

                  4.2 Pricing Letter, dated as of March 4, 1999 among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as a seller and servicer, ContiWest Corporation, as a seller and Bear, Stearns & Co. Inc., as representative of the several underwriters.

                  4.3 Pooling and Servicing Agreement dated as of March 1, 1999 among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as a seller and servicer, ContiWest Corporation, as a seller and Manufacturers and Traders Trust Company, as the Trustee.

                  8.1 Opinion of Dewey Ballantine LLP regarding certain tax matters.

                  23.1 Consent of Dewey Ballantine LLP (included in Exhibit
                  8.1).


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                  99.1 Subservicing Agreement, dated as of November 1, 1998, among ContiMortgage Corporation, as Servicer and Seller, ContiWest Corporation, as Seller ContiSecurities Asset Funding Corp., as Depositor, Continental Grain Company, as Subservicer and Manufacturers and Traders Trust Company, as Trustee.

                  99.2 Addendum Number 2 to Subservicing Agreement, dated as of March 1, 1999 among ContiMortgage Corporation, as Servicer and Seller, ContiWest Corporation, as Seller ContiSecurities Asset Funding Corp., as Depositor, Continental Grain Company, as Subservicer and Manufacturers and Traders Trust Company, as Trustee.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               CONTISECURITIES ASSET FUNDING CORP.


                               By: /s/ Mary Rapoport
                                   ----------------------------
                                   Name:  Mary Rapoport
                                   Title: Authorized Signatory

                               By: /s/ John Banu
                                   ----------------------------
                                   Name:  John Banu
                                   Title: Authorized Signatory

Dated: March 22, 1999


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                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                                     Page
-------                                                                     ----

4.1      Underwriting Agreement dated as of February 24,
         1999 among ContiSecurities Asset Funding Corp., as
         Depositor, ContiMortgage Corporation, as a seller and servicer, ContiWest Corporation, as a seller and Bear, Stearns & Co. Inc., as representative of the several underwriters.

4.2      Pricing Letter, dated as of March 4, 1999 among
         ContiSecurities Asset Funding Corp., as Depositor,
         ContiMortgage Corporation, as a seller and servicer, ContiWest Corporation, as a seller and Bear, Stearns & Co. Inc., as representative of the several underwriters.

4.3 Pooling and Servicing Agreement dated as of March 1, 1999, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as a seller and servicer, ContiWest Corporation, as a seller and Manufacturers and Traders Trust Company, as the Trustee.

8.1 Opinion of Dewey Ballantine LLP regarding certain tax matters.

23.1     Consent of Dewey Ballantine LLP (included in
         Exhibit 8.1).

99.1 Subservicing Agreement, dated as of November 1, 1998, among ContiMortgage Corporation, as Servicer, ContiWest Corporation, as Seller, ContiSecurities Asset Funding Corp., as Depositor, Continental Grain Company, as Subservicer and Manufacturers and Traders Trust Company, as Trustee.

99.2 Addendum Number 2 to Subservicing Agreement, dated as of March 1, 1999 among ContiMortgage Corporation, as Servicer, ContiWest Corporation, as Seller, ContiSecurities Asset Funding Corp., as Depositor, Continental Grain Company, as Subservicer and Manufacturers and Traders Trust Company, as Trustee.